1 WEST PHARMACEUTICAL SERVICES, INC. Lazard Capital Markets 9th Annual Healthcare Conference New York, NY November 13, 2012

2 Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about expected financial results for 2012 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non- GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

3 About West Pharmaceutical Services • Preeminent supplier of products used in containing and administering small- volume parenteral drugs • Strong competitive position  Diversified customer base  Proprietary technology  Global footprint  Significant barriers to entry • Stability with growth potential  Proprietary Products  Geographic Expansion • Financial strength to invest  Reliable operating cash flow  Well capitalized

4 PHARMACEUTICAL / BIOTECHNOLOGY GENERIC MEDICAL DEVICE A Diverse, Stable Customer Base (representative healthcare customers)

5 West Transition • Founded in Philadelphia (1923) and listed on NYSE since 1980 • Initiated strategic transformation in 2001 to become a leading global supplier of value-added pharmaceutical packaging systems and components ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ’11 ‘12 2001 $376 M 2011 $1.2 B Kinston recovery Sale of Paco Sale of Drug Delivery Acquired Tech Group, Medimop Began Eur/Asia expansion Acquired Pharma Pen Acquired Normandy Acquired LaModel China plastics completed Global Quality Initiative China rubber begun Acquired SelfDose Sale of CCI

6 Business Segments Products and Services 2011 Revenues ($ millions) Pharmaceutical Delivery Systems • Contract manufacturing for: • Rx injection systems • Diagnostics • Other medical/surgical • Consumer • Proprietary products: • Drug reconstitution and fluid transfer • Needle safety • Daikyo Crystal Zenith® products • Drug administration devices Pharmaceutical Packaging Systems • Primary packaging components for liquid and lyophilized Rx: • Vials • Prefillable syringes • Cartridges • IV containers • Secondary packaging components • Elastomers for single-use syringes, IV sets and other disposables • Analytical labs $337 $857

Revenue Drivers 2013-2017

Company: Demographics, increasing prevalence of chronic disease, increasing use of biologics to treat those diseases, better access to healthcare

Packaging Systems

- Expanding Westar® and Envision® capacity, introducing NovaPure® components (HVP's)
- Escalating regulatory and quality demands
- Growth in emerging markets
- Adding plants: China, India

Delivery Systems

- Growth in combination products:
  - safety, dosing accuracy, ease of use,
  - deliver cost savings
  - product differentiation
- Daikyo Crystal Zenith® products:
  - Increasing awareness of glass quality issues
- Delivery technology platforms:
  - SmartDose® electronic patch injector
  - ConfiDose® auto-injector
- Reconstitution products
- Safety syringes

7

Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.

8 $337 $857 Pharmaceutical Packaging Systems Packaging Components for Small Volume Parenterals 2011 Revenue ($ millions) •Long-standing market leader •Global manufacturing base •Recurring revenue† •Steady growth in base: •Value-added per unit sold (mix); •Geographic expansion; •Serves growing therapeutic segments † Primary packaging components (that touch the drug) are proprietary and “designed into” customers’ products and regulatory filings.

9 Growth of High-Value Products Pharmaceutical Packaging Systems Disposable Components Standard Pharma Packaging High-Value Pharma Packaging -5.0% 0.0% 5.0% 10.0% 15.0% 0% 10% 20% 30% 40% 50% 60% 5 Y r C A G R Category Gross Margin % Left Axis: 5 Year Sales CAGR % Through 2011, excluding Fx Bubble Size reflects relative 2011 sales Average 2011 GM 32.2% 5-Yr CAGR 4.4%

10 2010 2011 2012E 2013E 2014E 2015E 2016E 2017E Growth of High-Value Products Pharmaceutical Packaging Systems Estimated CAGR ‘12-’17 9.9 % CAGR ‘07-’11 9.4%

11 Geographic Expansion: Asia-Pacific Singapore: 1. High-value Product Focus 2. Asia-Pacific market & special items 3. R&D hub & technical center China IV Plastic: Global supply China Elastomer: China Market, Efficiency focus India Elastomers for: 1. Domestic standard products & local support for multi-nationals 2. Standard product for export India Metal 1. Asia-Pacific market support

12 Pharmaceutical Delivery Systems Contract Manufacturing Services Proprietary Reconstitution, Safety and Administration • Contract manufacturing base • Customer owned IP • Project management • Automated assembly • Regulated products 2011 Revenue ($ millions) $337 • Proprietary Products •Multiple platforms • Focus on unmet needs for biologics

Corporate Evolution

West
By your side for a healthier world™




Components

- Syringe plungers
- Needle shield
- CZ® Vial or container
- Molded components





Elements of the delivery system

- CZ® syringe + other AI
- ConfiDose® + glass
- SmartDose® + glass
- B.Safe® + glass
- Molded systems




Integrated Delivery System

- SmartDose® + CZ® cartridge
- ConfiDose® + CZ®
- B.Safe® + CZ®
- Novel system
- Co-development

Value to West

Level of Customer engagement

13

14 Revenue per-unit Contract Manufacturing Mix2Vial® CZ vials CZ Syringes Effect of Increasing Proprietary Device Sales Gro ss M argi n % Auto-injector platform technologies Contract Manufacturing Proprietary Devices Products SmartDose

15 Daikyo CZ Solution with Daikyo Flurotec® Barrier Film  Reduces: • drug exposure to extractables • risk of protein aggregation caused by silicone oil in the drug product • returns and in-process clean-ups caused by broken glass • risk of delamination and glass-particulate contamination  Consistent piston release and travel forces without using silicone oil  All drug-contact materials have been used for marketed products Flurotec® is a registered trademark of Daikyo Seiko, Ltd.

16 Products Approved in Daikyo Crystal Zenith hyaluronic acid MRI contrast media bone cement 6 Contrast Media 5 MRI 2 Hyaluronic Acid 1 Calcitonin 1 Proton Pump Inhibitor fluconazole oncology anticoagulant 2 oncology 1 acyclovir hyaluronic acid 3 oncology API Container Japan MHLW Europe EMEA US FDA Calcitonin Bone cement Zometa Hyaluronic acid

17 SmartDose® Electronic Patch Injector Technology Platform Programmed by PDA or PC Dose may be customized Applied and activated by patient • Controlled, subcutaneous, micro-infusion delivery of high volumes and high viscosity drugs • Prefilled cartridge, no need for user filling • Based on Daikyo CZ cartridge • Compact • Hidden needle for safety • Single push-button operation Prototype Operation

18 First Nine Months of 2012  Sales Grew 5.4% (9.9% at constant currency) • High-value product growth and price were key components • Backlog growing, longer-lead times, customer inventory building  Adjusted EPS(1) at $2.15 vs. $1.74 prior year  Pharmaceutical Packaging and Device markets: • Customer’s new product pipelines showing signs of strength • Shift to large molecule products continues • Global shift in product sourcing (e.g., India generic growth) • More demanding regulatory environment  Convertible Debenture Tender completed (1) Adjusted EPS is a Non-GAAP measure. For an explanation and reconciliation of this item, see “Cautionary Statement” (Slide 2) and “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 24-27).

19 Cash Flow Metrics ($ millions) Nine Months Ended September 30, 2012 2011 Depreciation and amortization $56.7 $57.3 Operating cash flow $117.6 $88.9 Capital expenditures $98.4 $62.0

20 Summary Balance Sheet Information ($ millions) As of September 30, 2012 December 31, 2011 Cash and cash equivalents $143.2 $91.8 Debt $401.4 $349.4 Equity $717.1 $654.9 Net debt to total invested capital† 26.5% 28.2% Working capital $281.7 $228.8 † Net debt to total Invested capital is a Non-GAAP measure. See Slides 24 - 27 for further explanation of Non-GAAP measures.

21 Our Long-Term Focus  Pharmaceutical Packaging Systems • Organic growth of 3-5% per year • Margin expansion from efficiency, product mix • Capital investments target enhanced quality and value  Pharmaceutical Delivery Systems • Deliver the potential of Daikyo CZ products • Stronger mix of healthcare-consumable contract manufacturing • Grow proprietary safety and delivery systems  Financial discipline • Operating cash flow supports R&D and capital spending • Deliver returns (ROIC) that regularly exceed cost of capital (WACC) • Maintain quarterly dividend • Align incentives with financial performance and value creation

22 Take-Away Messages  Designed-in supply chain partner to pharmaceutical, biotech and medical device customers  Achieving profitable growth by increasing the quality and value of our products to customers  Growing base of proprietary products: R&D and acquisition  Increasing presence in fast-growing Asian markets  Financial strength and discipline  Increased dividend every year since 1993

23 WEST PHARMACEUTICAL SERVICES, INC. Lazard Capital Markets 9th Annual Healthcare Conference New York, NY November 13, 2012

Non-GAAP Financial Measures(1)
Nine-Months Ended September 30, 2012 and 2011

(in millions, except per share data)

	As Reported September 30, 2012	Restructuring, impairment & related charges	Acquisition-related contingencies	Extinguishment of debt	Discrete tax items	Non-GAAP September 30, 2012
Operating profit	$103.6	$5.2	$0.9	$-	$-	$109.7
Loss on debt extinguishment	11.6	-	-	11.6	-	-
Interest expense, net	11.7	-	-	-	-	11.7
Income before income taxes	80.3	5.2	0.9	11.6	-	98.0
Income tax expense	25.5	1.6	0.2	1.8	(2.1)	27.0
Equity in net income of affiliated companies	4.8	-	-	-	-	4.8
Net income	$59.6	$3.6	$0.7	$9.8	$2.1	$75.8
Net income per diluted share	$1.70	$0.10	$0.02	$0.27	$0.06	$2.15

	As Reported September 30, 2011	Restructuring, impairment & related charges	Acquisition-related contingencies	Special separation benefits	Discrete tax items	Non-GAAP September 30, 2011
Operating profit	$82.6	$4.3	($0.4)	$2.1	$-	$88.6
Interest expense, net	12.9	-	-	-	-	12.9
Income before income taxes	69.7	4.3	(0.4)	2.1	-	75.7
Income tax expense	17.9	1.5	-	0.8	(0.8)	19.4
Equity in net income of affiliated companies	4.9	-	-	-	-	4.9
Net income	$56.7	$2.8	($0.4)	$1.3	$0.8	$61.2
Net income per diluted share	$1.62	$0.07	($0.01)	$0.04	$0.02	$1.74

(1) See "Notes to Non-GAAP Financial Measures" on the following slides, and Slide 2.

24

25 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see Safe Harbor Statement (slide 2) (continued on following slide) These presentation materials and associated presentation may use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Adjusted operating profit  Adjusted net income  Adjusted diluted EPS  Net debt  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables. The following is a description of the items excluded from adjusted operating profit, adjusted net income and adjusted diluted EPS for the nine- month periods presented in the accompanying tables:

26 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see Safe Harbor Statement (Slide 2) Restructuring, impairment & related charges - During the nine months ended September 30, 2012, we incurred restructuring, impairment and related charges of $5.2 million, the majority of which related to impairment charges of $3.4 million, as we concluded that the estimated fair value of one of our product lines no longer exceeded the carrying value of the related assembly equipment and intangible asset. The remaining charges during the nine months ended September 30, 2012 were restructuring and related charges associated with the restructuring plan announced in December 2010. During the nine months ended September 30, 2011, we incurred restructuring, impairment and related charges of $4.3 million, which were associated with the December 2010 restructuring plan and which were primarily for employee severance and benefits, as well as asset transfer and facility closure costs. Acquisition-related contingencies - During the nine months ended September 30, 2012 we increased the liability for contingent consideration related to our 2010 acquisition of technology used in our SmartDose™ electronic patch injector system by $0.9 million, due to fair value adjustments. During the nine months ended September 30, 2011, we increased the liability for contingent consideration related to our 2010 acquisition of technology used in our SmartDose™ electronic patch injector system by $0.3 million, due to fair value adjustments. In addition, during the nine months ended September 30, 2011, we eliminated $0.8 million of contingent consideration related to our July 2009 éris safety syringe system acquisition. This reflected our assessment that none of the contractual operating targets will be achieved over the earn-out period, which ends in 2014. Extinguishment of debt – During the nine months ended September 30, 2012, we recognized a loss on debt extinguishment of $11.6 million related to our repurchase of $158.4 million in aggregate principal amount of 4.00% Convertible Junior Subordinated Debentures Due 2047, which included the purchase premium, transaction costs and a non-cash charge for unamortized debt issuance costs of the purchased Convertible Debentures. The purchase of the Convertible Debentures results in a 2.9 million share, or 7.8%, prospective reduction in West common shares included in the measurement of diluted earnings per share. Excluding the loss on debt extinguishment recognized in the second quarter, the effect is expected to be accretive to earnings per diluted share going forward, after accounting for interest expense to be incurred in connection with notes issued on July 5, 2012, the proceeds of which provided the permanent financing for the purchase of the Convertible Debentures. Special separation benefits - During the nine months ended September 30, 2011, we incurred $2.1 million in special separation benefits related to the retirement of our former President and Chief Operating Officer. These costs were primarily for the revaluation and acceleration of stock-based compensation expense as a result of amendments to equity awards that allow certain of his awards to continue to vest over the original vesting period instead of being forfeited upon separation. (continued on following slide)

27 Discrete tax items - During the nine months ended September 30, 2012, we recorded discrete tax charges of $1.8 million resulting from the impact of a dividend from one of our foreign subsidiaries on our previously recorded U.S. foreign tax credit deferred tax asset, and of a change in the enacted tax rate in the United Kingdom on our previously recorded deferred tax balances there. During the nine months ended September 30, 2012, we also recorded a $0.3 million reduction of our deferred tax assets associated with the legal restructuring of the ownership of our Puerto Rico operations. During the nine months ended September 30, 2011, we recorded discrete tax charges of $0.8 million, primarily resulting from the impact of changes in tax rates in certain foreign tax jurisdictions on previously recorded deferred tax balances. This presentation, management may refers to the Non-GAAP measure of net debt to total invested capital, which management believes provides a useful measure of the comparative degree of West’s financial leverage. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see Safe Harbor Statement (Slide 2) Full Year 2012 Guidance (1) Adjusted diluted EPS guidance $2.67 to $2.72 Restructuring & impairment, net of tax (0.10) Acquisition-related contingencies (0.03) to (0.02) Extinguishment of debt (0.27) Discrete tax items (0.06) Reported guidance, diluted earnings per share $2.21 to $2.27 WEST PHARMACEUTICAL SERVICES, INC. RECONCILIATION OF 2012 ADJUSTED DILUGED EPS GUIDANCE TO 2012 REPORTED GUIDANCE (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.29 for the remainder of 2012. Actual results will vary as a result of exchange rate variability, among other items. Adjusted diluted EPS is a non-GAAP measure. Please see Slide 2 and slides 24-27 for an explanation of the non-GAAP measures.